Exhibit 99.1

Adaptimmune Provides Q4 and Full Year 2024 Business Update

TECELRA® launch momentum accelerating – 10 patients apheresed in Q1 2025 and 3 in 2024;
20 ATCs available; all manufacturing and supply goals achieved

Lete-cel on track to initiate rolling BLA submission late 2025; approval anticipated 2026

Corporate restructure completed in February 2025 and implementing additional cost reduction for PRAME and CD70 programs

At the end of 2024, Adaptimmune had Total Liquidity1 of $152 million

Evaluating all strategic options to maximize shareholder value

PHILADELPHIA, PA. and OXFORD, UK, March 20, 2025 – Adaptimmune Therapeutics plc (Nasdaq: ADAP), a company redefining the treatment of solid tumor cancers with cell therapy, today provided a Q4 and Full Year 2024 business update.

Adrian Rawcliffe, Adaptimmune's Chief Executive Officer: “2025 is the year of commercial execution for Tecelra, as we begin to generate value from our promising sarcoma franchise. The launch is going very well and each step in delivering this important medicine: activating our treatment network; identifying biomarker eligible patients; exceptional manufacturing quality and turn-around times, strengthens our sarcoma platform capabilities for both Tecelra and for lete-cel. These results give us confidence in our strategy to build value from our sarcoma franchise and our path to profitability in 2027. In the context of the current capital markets, we are assessing all strategic options to enable us to achieve these goals.”

Tecelra launch momentum increasing – the first commercial product in Adaptimmune’s sarcoma franchise

●	20 Authorized Treatment Centers (ATCs) now accepting referrals
●	On track to have the full network of approximately 30 ATCs open by end of 2025
●	Apheresed 3 patients in 2024 and invoiced 2 with Q4 product revenue of $1.2m
●	Apheresed 10 patients in 2025 to date
●	Successful reimbursement with no denials to date
●	100% success rate in manufacturing to date with no capacity constraints

Lete-cel – the next product in Adaptimmune’s sarcoma franchise

●	Pivotal trial met primary endpoint with 42% ORR including 6 complete responses (CTOS 2024)
●	On track to initiate rolling BLA submission in late 2025; approval anticipated in 2026
●	Lete-cel will expand the addressable patient population for sarcoma franchise

1 Total liquidity is a non-GAAP financial measure, which is explained and reconciled to the most directly comparable financial measures prepared in accordance with GAAP below

Corporate updates

●	Executed on 29% reduction in headcount in Q1 2025 as part of approximately $300 million in aggregate cost savings over the next four years to enable goal of achieving operating profitability during 2027
●	Implemented additional cost reduction for the PRAME and CD70 programs. The Company anticipates this will generate an additional $75m to $100m in aggregate cost savings over the next 4 years
●	Engaged TD Cowen to evaluate strategic options for the Company and for all its programs

Upcoming milestones

●	Updates on Tecelra Launch momentum (ATCs, number of patients apheresed)
●	Initiate rolling BLA for lete-cel to treat synovial sarcoma and MRCLS in Q4 2025

Going Concern

●	Our 2024 Annual Report on Form 10-K (the “Annual Report”), which the Company plans to file on Monday, March 24, will disclose that there is substantial doubt about our ability to continue as a going concern. We are continuing to implement cost reduction measures and explore the strategic options outlined above. More information on these topics will be provided on today’s webcast and in the Annual Report.

Total Liquidity (a non-GAAP financial measure)

●	Total Liquidity (a non-GAAP financial measure) is the total of cash and cash equivalents and marketable securities (available-for-sale debt securities). The U.S. GAAP financial measure most directly comparable to Total Liquidity is cash and cash equivalents, which reconciles to Total Liquidity as follows (in thousands):

	December 31,	December 31,
	2024	2023
Cash and cash equivalents	$91,139	$143,991
Marketable securities - available-for-sale debt securities	60,466	2,947
Total Liquidity	$151,605	$146,938

●	The Company believes that the presentation of Total Liquidity provides useful information to investors because management reviews Total Liquidity as part of its assessment of overall solvency and liquidity, financial flexibility, capital position and leverage.

Presentations, publications, and awards

●	Adaptimmune had four poster presentations accepted at the upcoming Society for Immunotherapy of Cancer (SITC) Spring Conference (March 12-14, 2025):
1.	"Emerging T-Cell Receptor T-Cell Therapies for Solid Tumors: Differentiating from CAR-T." Locke et al.
2.	"Long-term survival of patients with advanced/metastatic synovial sarcoma or myxoid/round cell liposarcoma who received afamitresgene autoleucel T-cell receptor T-cell therapy in SPEARHEAD-1." D'Angelo et al. (TANDEM 2025 encore)
3.	"Translational analyses reveal mechanisms of afami-cel’s anti-tumor activity in synovial sarcoma." Dupont et al. (SITC 2024 encore)
4.	"Primary analysis of the pivotal IGNYTE-ESO trial of letetresgene autoleucel in patients with synovial sarcoma or myxoid/round cell liposarcoma." D'Angelo et al. (CTOS 2024 encore)

●	Lete-cel MRCLS pilot study 208469 was published in the Journal of Clinical Oncology and "Melanoma-associated antigen A4: a cancer testis antigen as a target for adoptive T-cell receptor T-cell therapy" has been published in Cancer Treatment Reviews.
●	In December last year, Forbes Magazine named Tecelra as one of the 6 Revolutionary Tech Developments that Define 2024.
●	In March 2025, Adaptimmune was awarded the 2025 Life Sciences PA (Pennsylvania) Patient Impact Award and was recognized as one of Fast Company’s Most Innovative Companies of 2025. Both awards recognize companies that are transforming industries and improving lives through groundbreaking innovation.
●	A virtual KOL event featuring Dr. Sandra D'Angelo, M.D. (Memorial Sloan Kettering Cancer Center) was held on November 18, 2024 to discuss the unmet need and current treatment landscape for patients with sarcoma, including synovial sarcoma (SyS) and myxoid/round cell liposarcoma (MRCLS). Replay available: Adaptimmune Virtual KOL Event - LifeSci Events

Today’s Webcast Details

A live webcast and replay can be accessed at https://www.gowebcasting.com/13966. Call in information is as follows: 1-833-821-0158 (US or Canada) or 1-647-846-2266 (International). Callers should dial in
5-10 minutes prior to the scheduled start time and simply ask to join the Adaptimmune call.

About Adaptimmune
Adaptimmune is an integrated cell therapy company working to redefine how cancer is treated. With its unique engineered T cell receptor (TCR) platform, the Company is developing personalized medicines designed to target and destroy difficult-to-treat solid tumor cancers and to radically improve the patient’s cancer treatment experience.

Forward-Looking Statements
This release contains "forward-looking statements" within the meaning of the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements address our expected future business, financial performance, financial condition, as well as the results of operations and often contain words such as “anticipate” “believe,” “expect,” “may,” “plan,” “potential,” “will,” and similar expressions. Such statements are based only upon current expectations of Adaptimmune. Reliance should not be placed on these forward-looking statements because they involve certain risks and uncertainties. Such risks and uncertainties could cause our actual results to differ materially from those indicated by such forward-looking statements, and include, without limitation: the success, cost and timing of our product development activities and clinical trials and our ability to successfully advance our TCR therapeutic candidates through the regulatory and commercialization processes. For a further description of the risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, as well as risks relating to our business in general, we refer you to our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2023, our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission. The forward-looking statements contained in this press release speak only as of the date the statements were made and we do not undertake any obligation to update such forward-looking statements to reflect subsequent events or circumstances.

Adaptimmune Contact

Investor Relations
Juli P. Miller, Ph.D. - VP, Corporate Affairs and Investor Relations

M : +1 215 460 8920
Juli.Miller@adaptimmune.com

Media Relations
Dana Lynch, Senior Director of Corporate Communications
M: +1 267 990 1217
Dana.Lynch@adaptimmune.com